CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   [7/30/04]

[$350,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Interest Only Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 100.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	742
Total Outstanding Loan Balance	$165,415,336*	Min	Max
Average Loan Current Balance	$222,932	$48,000	$745,000
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	6.50%	4.63%	9.88%
Arm Weighted Average Coupon	6.50%
Fixed Weighted Average Coupon	6.36%
Weighted Average Margin	5.99%	3.75%	9.25%
Weighted Average FICO (Non-Zero)	660
Weighted Average Age (Months)	1
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.4%
% Fixed	00.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	20	6,382,400	3.9	4.91	80.8	689
5.01 - 5.50	38	9,585,373	5.8	5.31	78.9	671
5.51 - 6.00	121	31,535,001	19.1	5.78	80.2	667
6.01 - 6.50	185	40,954,118	24.8	6.30	80.7	657
6.51 - 7.00	184	39,083,406	23.6	6.80	81.0	657
7.01 - 7.50	104	20,360,746	12.3	7.26	82.1	656
7.51 - 8.00	65	13,732,985	8.3	7.75	82.8	649
8.01 - 8.50	17	2,349,956	1.4	8.24	82.7	656
8.51 - 9.00	4	981,350	0.6	8.77	81.1	654
9.01 - 9.50	2	257,400	0.2	9.22	90.8	656
9.51 - 10.00	2	192,600	0.1	9.84	90.0	630
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	1	232,000	0.1	8.00	80.0	504
551 - 575	7	1,304,200	0.8	7.29	78.8	563
576 - 600	47	8,355,947	5.1	6.79	81.4	589
601 - 625	120	24,026,176	14.5	6.43	80.9	614
626 - 650	171	38,085,209	23.0	6.57	80.7	638
651 - 675	169	39,890,943	24.1	6.60	81.4	662
676 - 700	121	25,837,058	15.6	6.58	80.7	687
701 - 725	54	14,396,727	8.7	6.11	81.2	711
726 - 750	27	6,487,910	3.9	6.12	81.8	736
751 - 775	21	5,744,009	3.5	5.98	80.3	760
776 - 800	3	843,556	0.5	6.28	77.8	785
801 - 825	1	211,600	0.1	6.10	80.0	810
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
48,000 - 50,000	1	48,000	0.0	7.00	80.0	607
50,001 - 100,000	67	5,709,297	3.5	6.90	80.8	641
100,001 - 150,000	200	24,977,495	15.1	6.73	80.5	655
150,001 - 200,000	148	26,039,483	15.7	6.54	81.6	653
200,001 - 250,000	85	19,129,305	11.6	6.60	81.7	662
250,001 - 300,000	77	21,234,987	12.8	6.53	81.3	656
300,001 - 350,000	49	15,979,773	9.7	6.48	81.1	669
350,001 - 400,000	36	13,454,466	8.1	6.40	80.4	658
400,001 - 450,000	34	14,420,200	8.7	6.28	81.5	666
450,001 - 500,000	21	10,040,570	6.1	6.08	82.5	681
500,001 - 550,000	8	4,293,100	2.6	6.33	80.9	657
550,001 - 600,000	8	4,647,075	2.8	6.68	78.9	660
600,001 – 745,000	8	5,441,585	3.3	5.92	75.3	678
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
24.770 - 50.000	3	641,498	0.4	6.24	43.4	628
50.001 - 55.000	4	837,000	0.5	5.60	52.7	665
55.001 - 60.000	2	724,320	0.4	6.81	59.3	661
65.001 - 70.000	9	3,335,400	2.0	6.21	68.6	638
70.001 - 75.000	18	6,712,106	4.1	6.16	73.8	669
75.001 - 80.000	578	122,283,993	73.9	6.49	79.9	662
80.001 - 85.000	34	8,263,795	5.0	6.61	84.1	644
85.001 - 90.000	55	12,320,061	7.4	6.45	89.8	649
90.001 - 95.000	32	8,995,463	5.4	6.79	94.8	662
95.001 - 100.000	7	1,301,700	0.8	7.40	100.0	685
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	418	94,527,578	57.1	6.26	81.6	651
Reduced	127	29,429,549	17.8	6.65	80.9	675
Stated Income / Stated Assets	197	41,458,208	25.1	6.91	79.7	670
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	732	163,616,639	98.9	6.49	81.0	660
Second Home	1	149,309	0.1	6.48	90.0	740
Investor	9	1,649,387	1.0	6.68	79.7	672
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	241	74,936,577	45.3	6.33	80.7	665
Arizona	79	12,952,379	7.8	6.59	82.1	653
Washington	57	12,043,681	7.3	6.44	80.1	661
Nevada	45	10,261,199	6.2	6.73	80.0	660
Florida	46	9,389,754	5.7	6.88	84.3	659
Oregon	36	6,698,749	4.0	6.31	80.0	662
Colorado	28	5,042,347	3.0	6.33	83.8	651
Michigan	23	4,220,223	2.6	7.39	81.0	654
Minnesota	27	4,137,942	2.5	6.82	81.9	652
Ohio	26	3,227,279	2.0	6.82	84.8	628
Maryland	10	3,196,700	1.9	6.31	78.9	674
Illinois	15	2,646,409	1.6	7.03	80.4	640
Utah	17	2,421,550	1.5	6.45	81.0	665
Massachusetts	6	2,326,400	1.4	5.99	80.0	679
Texas	16	1,985,833	1.2	7.43	80.6	646
Other	70	9,928,314	6.0	6.57	79.4	651
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	514	109,785,044	66.4	6.57	80.8	668
Refinance - Rate Term	18	3,686,895	2.2	6.47	84.9	648
Refinance - Cashout	210	51,943,396	31.4	6.35	81.1	644
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	565	126,562,821	76.5	6.51	81.1	660
Arm 3/27	146	31,023,714	18.8	6.42	80.9	656
Arm 5/25	27	6,781,700	4.1	6.57	80.9	679
Fixed Rate	4	1,047,100	0.6	6.36	74.9	700
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	535	116,976,893	70.7	6.49	81.0	662
PUD	121	28,266,374	17.1	6.52	80.7	652
Condo	58	12,119,522	7.3	6.44	81.5	660
2 Family	16	4,083,060	2.5	6.74	79.1	659
3-4 Family	12	3,969,488	2.4	6.42	82.0	664
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.75 - 4.00	5	1,371,800	0.8	5.00	78.3	695
4.01 - 4.50	27	7,913,300	4.8	5.34	77.6	667
4.51 - 5.00	48	12,454,030	7.6	5.66	81.0	677
5.01 - 5.50	129	30,495,612	18.6	6.04	79.7	667
5.51 - 6.00	161	34,874,848	21.2	6.29	81.7	658
6.01 - 6.50	131	27,786,266	16.9	6.64	81.3	653
6.51 - 7.00	153	33,013,635	20.1	7.05	81.0	657
7.01 - 7.50	57	12,119,954	7.4	7.54	83.3	652
7.51 - 8.00	21	3,737,941	2.3	8.15	83.9	644
8.01 - 8.50	4	426,650	0.3	8.54	82.5	652
8.51 - 9.00	1	118,400	0.1	9.40	80.0	568
9.01 - 9.50	1	55,800	0.0	9.75	90.0	642
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
19 - 21	19	5,105,347	3.1	6.21	82.1	681
22 - 24	545	121,249,474	73.8	6.52	81.0	659
25 - 27	1	208,000	0.1	7.15	80.0	652
31 - 33	7	2,290,035	1.4	5.47	81.7	657
34 - 36	139	28,733,679	17.5	6.50	80.8	656
37 >=	27	6,781,700	4.1	6.57	80.9	679
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	26	8,316,044	5.1	5.68	77.6	659
11.51 - 12.00	70	16,386,310	10.0	5.55	80.3	670
12.01 - 12.50	97	23,051,884	14.0	6.04	81.0	666
12.51 - 13.00	164	41,833,915	25.5	6.33	80.4	661
13.01 - 13.50	137	28,851,402	17.6	6.53	80.8	655
13.51 - 14.00	95	18,690,947	11.4	6.90	82.2	664
14.01 - 14.50	73	12,604,142	7.7	7.29	82.2	652
14.51 - 15.00	54	11,120,485	6.8	7.76	83.5	645
15.01 - 15.50	15	2,137,556	1.3	8.24	83.0	656
15.51 - 16.00	4	981,350	0.6	8.77	81.1	654
16.01 - 16.50	2	257,400	0.2	9.22	90.8	656
16.51 – 16.88	1	136,800	0.1	9.88	90.0	625
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.50	58	15,967,773	9.7	5.15	79.6	678
5.51 - 6.00	120	31,383,701	19.1	5.78	80.2	667
6.01 - 6.50	183	40,223,118	24.5	6.30	80.8	657
6.51 - 7.00	183	38,918,606	23.7	6.80	81.0	656
7.01 - 7.50	104	20,360,746	12.4	7.26	82.1	656
7.51 - 8.00	65	13,732,985	8.4	7.75	82.8	649
8.01 - 8.50	17	2,349,956	1.4	8.24	82.7	656
8.51 - 9.00	4	981,350	0.6	8.77	81.1	654
9.01 - 9.50	2	257,400	0.2	9.22	90.8	656
9.51 – 9.88	2	192,600	0.1	9.84	90.0	630
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
2.00	152	42,548,120	25.9	6.12	82.0	657
3.00	585	121,416,116	73.9	6.63	80.7	661
5.00	1	404,000	0.2	6.98	80.0	606
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	581	119,871,465	72.9	6.64	80.6	660
1.50	157	44,496,771	27.1	6.10	82.2	659
Total:	738	164,368,236	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	453	99,394,376	60.1	6.45	81.1	660
36	67	16,721,702	10.1	6.37	82.7	652
60	222	49,299,258	29.8	6.64	80.1	662
Total:	742	165,415,336	100.0	6.50	81.0	660

          *     Note, for second liens, CLTV is employed in this calculation.